UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2007

Commission File Number 000-51762

ALTERNATIVE ENERGY SOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	74-3038728 (I.R.S. Employer Identification Number)

310 West 20th Street, 2nd Floor, Kansas City, Missouri 64108
(816) 842-3835
(Address of principal executive offices and telephone number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 7.01    Regulation FD Disclosure.

On March 18, 2007, representatives from Alternative Energy Sources, Inc. (the “Company”) will deliver a presentation at the Rohstoffmesse Stuttgart 2007, an investors conference sponsored by Value Relations GmbH, on March 16th to 18th, 2007. The presentation slides are attached as Exhibit 99.1 to this Current Report on Form 8-K and are available on the Company’s website at http://www.aensi.com. In addition, the Company announced its participation in the Value Relations GmbH Conference in a press release dated February 20, 2007, which is attached hereto as Exhibit 99.2

Item 9.01     Financial Statements and Exhibits.

(c)     Exhibits

The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-B:

99.1	Alternative Energy Sources, Inc. presentation
99.2	Press Release dated February 20, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 16, 2007	ALTERNATIVE ENERGY SOURCES, INC.

	By:	/s/ Mark A. Beemer
Name: Mark Beemer
Title: Chief Executive Officer